Exhibit 99.02

News Release

FOR IMMEDIATE RELEASE

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

ALLIANCE CAPITAL ANNOUNCES FOURTH QUARTER AND FULL YEAR 2003 RESULTS

New York, NY, January 29, 2004 – Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC), and Alliance Capital Management L.P. (“Alliance Capital”), today reported results for the fourth quarter and full year ended December 31, 2003.

Alliance Holding (The Publicly Traded Partnership):

•      Diluted net income per Unit for the fourth quarter ended December 31, 2003 was $0.13, as compared to $0.51 from the same period in 2002.  Fourth quarter net income was reduced by $0.54 per Unit as a result of a charge related to the SEC/NYAG settlement for mutual fund matters and legal proceedings.

•      As a result of the charge, there will be no cash distributions paid to Unitholders for the fourth quarter.  Distributions are expected to resume for the first quarter of 2004 and return to traditional levels in relation to cash flow for the second quarter of 2004.

•      For the year, diluted net income per Unit was $1.01, down 52% from $2.11 in 2002. Full year earnings for 2003 were reduced by $1.11 per Unit as a result of third and fourth quarter charges related to the SEC/NYAG settlement for mutual fund matters and legal proceedings.

Alliance Capital (The Operating Partnership):

•      Assets Under Management (AUM) at December 31, 2003 were $475 billion, up 22.8% from a year ago, due primarily to equity market appreciation and net cash inflows into institutional and private client accounts.

•      Average AUM was $456 billion for the quarter ended December 31, 2003, an increase of 18.7% from the same quarter a year ago. For the year ended 2003, average AUM was $421 billion, an increase of 1.5% from 2002.

•      Net asset inflows were $1.4 billion for fourth quarter and $7.7 billion for full year 2003. Net asset inflows in the institutional investment management and private client channels more than offset net redemptions in U.S. retail mutual funds and cash management products for both the fourth quarter and full year.

SUMMARY FINANCIAL RESULTS OF ALLIANCE CAPITAL MANAGEMENT L.P.
(THE OPERATING PARTNERSHIP)

($ millions)

	Three Months Ended		%	Twelve Months Ended		%
	12/31/03	12/31/02	Change	12/31/03	12/31/02	Change

Revenues	$769	$648	18.7	$2,733	$2,742	-0.4
Expenses:
Operating Expenses	567	494	14.9	2,044	2,099	-2.6
Charge for Mutual Fund Matters & Legal Proceedings	140	—	n/a	330	—	n/a
	707	494	43.2	2,374	2,099	13.1

Income Before Income Taxes	62	154	-59.8	359	643	-44.3

Income Taxes	8	7	10.3	29	32	-10.8

Net Income	$54	$147	-63.5	$330	$611	-46.0

Lewis A. Sanders, Alliance Capital’s Chief Executive Officer said, “As measured by the most important metric, investment performance, 2003 was a good year for our clients with almost all services posting strong absolute returns and many outperforming their benchmarks.  We are pleased with the firm’s results in the institutional and private client channels with net asset inflows exceeding $14 billion for the year and client and consultant support remaining strong.”

“However, it was a difficult year in retail mutual funds.  The negative financial and reputational effects of inappropriate market timing in some of our mutual funds were substantial, with the costs of settling this issue driving earnings down sharply in the third and fourth quarters of 2003 and for the full year,” Mr. Sanders said.

“It will take time to restore our standing in the mutual fund business, but we are committed to achieving this goal.  The agreements recently reached with authorities to resolve this matter have set us on the right path. They provide for substantial and lasting benefits to our mutual fund shareholders, and promise to greatly strengthen mutual fund governance and firm-wide compliance procedures,” he stressed.

“We look forward to better results this year.  Our global investment platforms in growth and value equities and fixed income are gaining traction among institutional clients around the world.  We have embarked on a substantial expansion of our private client distribution footprint in the U.S.  The new management of our retail business is hard at work transforming our position in the market place. We are committed to improving still further on the value proposition we offer to retail investors and their advisors.  And our institutional research business, after a challenging year in 2003, appears poised to resume its growth.  Most of all, we are excited by the progress we are making in research innovation and its implications for still better investment performance,” Mr. Sanders concluded.

Unit Purchase

Alliance Capital intends to engage in open-market purchases of approximately one million Alliance Holding Units, from time to time at its discretion, to fund obligations under certain Alliance Capital deferred compensation plans.

CONFERENCE CALL INFORMATION RELATING TO FOURTH QUARTER

AND FULL YEAR 2003 RESULTS

Alliance Capital’s management will review fourth quarter and full year 2003 financial and operating results on Thursday, January 29, 2004, during a conference call at 5:00 p.m. (New York Time), following the release of its financial results after the close of the New York Stock Exchange, that will be hosted by Chief Executive Officer Lewis A. Sanders and Chief Operating Officer Gerald M. Lieberman.

Parties interested in listening to the conference call may access it by either telephone or webcast.

1.     To listen by telephone, please dial 888-276-9995 in the U.S. or 612-332-0802 outside the U.S., ten minutes before the 5:00 p.m. (New York Time) scheduled start time.  Please indicate access code “Alliance” when dialing in.

2.     To listen by webcast, please visit Alliance Capital’s Investor Relations website at http://ir.alliancecapital.com at least fifteen minutes prior to the call to download and install any necessary audio software.

The presentation slides that will be reviewed during the conference call are expected to be available immediately after the release of its results on January 29, 2004 on Alliance Capital’s website at the above web address.

A replay of the conference call will be made available for one week beginning at 8:30 p.m. (New York Time) January 29, 2004. In the U.S. please call 800-475-6701 or for callers outside the U.S. 320-365-3844, and provide the access code 716005.  The replay will also be available via webcast on Alliance Capital’s website for one week.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  Through its Sanford C. Bernstein & Co., LLC subsidiary, Alliance provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2003, Alliance Holding owned approximately 31.0% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 55.0% of the outstanding Alliance Capital Units at December 31, 2003 (including those held indirectly through its ownership of 1.9% of the outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 55.5% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.  Additional information may be found at www.alliancecapital.com.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

SUMMARY CONSOLIDATED STATEMENTS OF INCOME

(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	12/31/03	12/31/02	12/31/03	12/31/02
Revenues:
Investment Advisory & Services Fees	$546,849	$439,206	$1,882,399	$1,847,876
Distribution Revenues	114,725	104,111	436,037	467,463
Institutional Research Services	68,964	69,251	267,868	294,910
Shareholder Servicing Fees	20,795	25,932	94,276	101,569
Other Revenues, Net	17,732	9,585	52,241	30,604
	769,065	648,085	2,732,821	2,742,422

Expenses:
Employee Compensation & Benefits	269,631	216,209	914,529	907,075
Promotion & Servicing:
Distribution Plan Payments	94,906	88,786	370,575	392,780
Amortization of Deferred Sales Commissions	50,771	54,967	208,565	228,968
Other	45,650	39,698	164,972	193,322
General & Administrative	94,564	82,503	339,706	329,059
Interest	6,349	6,309	25,286	27,385
Amortization of Intangible Assets	5,175	5,175	20,700	20,700
Charge for Mutual Fund Matters & Legal Proceedings	140,000	—	330,000	—
	707,046	493,647	2,374,333	2,099,289

Income Before Income Taxes	62,019	154,438	358,488	643,133

Income Taxes	8,518	7,721	28,680	32,155

NET INCOME	$53,501	$146,717	$329,808	$610,978

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

(THE PUBLICLY TRADED PARTNERSHIP)

SUMMARY STATEMENTS OF INCOME

(unaudited, in thousands except per Unit amounts)

	Three Months Ended		Twelve Months Ended
	12/31/03	12/31/02	12/31/03	12/31/02

Equity in Earnings of Operating Partnership	$16,321	$44,291	$100,424	$183,695

Income Taxes	6,227	5,130	21,819	21,653

NET INCOME	$10,094	$39,161	$78,605	$162,042

Additional Equity in Earnings of OperatingPartnership (1)	234	873	1,830	5,582

NET INCOME – Diluted (2)	$10,328	$40,034	$80,435	$167,624

DILUTED NET INCOME PER UNIT	$0.13	$0.51	$1.01	$2.11

DISTRIBUTIONS PER UNIT	$0.00	$0.52	$1.45	$2.15

(1)   To reflect higher ownership in the Operating Partnership resulting from application of the treasury stock method to outstanding options.

(2)   For calculation of Diluted Net Income per Unit.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ANALYSIS OF PRE-TAX OPERATING EARNINGS MARGIN (1)

($ thousands)

	Three Months Ended		Twelve Months Ended
	12/31/03	12/31/02	12/31/03	12/31/02
Pre-tax Margin (GAAP) (1)
Total Revenues	$769,065	$648,085	$2,732,821	$2,742,422

Pre-tax Income	$62,019	$154,438	$358,488	$643,133

Pre-tax Margin (GAAP)	8.1%	23.8%	13.1%	23.5%

Pre-tax Margin (Non-GAAP)(2)
Total Revenues	$769,065	$648,085	$2,732,821	$2,742,422
Less: Distribution Revenues	(114,725)	(104,111)	(436,037)	(467,463)
Net Revenues	654,340	543,974	2,296,784	2,274,959

Total Expenses	707,046	493,647	2,374,333	2,099,289
Less: Distribution Revenues	(114,725)	(104,111)	(436,037)	(467,463)
Net Expenses	592,321	389,536	1,938,296	1,631,826

Pre-tax Income	$62,019	$154,438	$358,488	$643,133

Pre-tax Margin (Non-GAAP)	9.5%	28.4%	15.6%	28.3%

(1)   Pre-tax income as a percentage of total revenues.

(2)   Pre-tax margin (non-GAAP), pre-tax income as a percentage of net revenues, is presented as a non-GAAP financial measure.  The table provides a reconciliation to pre-tax margin (GAAP). Management believes this presentation provides a measure of financial performance that is more comparable to other asset management companies.

ALLIANCE CAPITAL AND ALLIANCE HOLDING

UNITS AND WEIGHTED AVERAGE UNITS OUTSTANDING

DECEMBER 31, 2003

(in thousands)

		Weighted Average
		Three Months		Twelve Months
	Period End	Basic	Diluted	Basic	Diluted
Alliance Capital	251,382	251,082	253,235	250,639	253,030

Alliance Holding	77,988	77,689	79,841	77,245	79,636

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

THREE MONTHS ENDED DECEMBER 31, 2003

($ millions)

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$145,580	$245,376	$46,808	$437,764

Sales/New Accounts	5,781	12,159	1,911	19,851
Redemptions/Terminations	(6,958)	(7,982)	(610)	(15,550)
Net Cash Management Sales	(1,003)	—	—	(1,003)
Cash Flow	168	(1,512)	(303)	(1,647)
Unreinvested Dividends	(187)	—	(60)	(247)
Net New Business/(Outflows)	(2,199)	2,665	938	1,404

Market Appreciation	10,403	21,461	3,767	35,631
Net Change	8,204	24,126	4,705	37,03537,035

End of Period	$153,784	$269,502	$51,513	$474,799

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

TWELVE MONTHS ENDED DECEMBER 31, 2003

($ millions)

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$135,896	$210,990	$39,693	$386,579

Sales/New Accounts	26,871	31,754	7,119	65,744
Redemptions/Terminations	(26,919)	(22,972)	(2,236)	(52,127)
Net Cash Management Sales	(4,986)	—	—	(4,986)
Cash Flow	(804)	1,649	(684)	161
Unreinvested Dividends	(880)	(1)	(184)	(1,065)
Net New Business/(Outflows)	(6,718)	10,430	4,015	7,727

Transfers	—	608	(608)	—

Market Appreciation	24,606	47,474	8,413	80,493
Net Change	17,888	58,512	11,820	88,220

End of Period	$153,784	$269,502	$51,513	$474,799

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

($ millions)

	Three Month Periods		Twelve Month Periods
	12/31/03	12/31/02	12/31/03	12/31/02

Average Assets Under Management	$455,547	$383,725	$421,045	$414,804

Ending Assets Under Management	$474,799	$386,579	$474,799	$386,579

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY INVESTMENT ORIENTATION

AT DECEMBER 31, 2003

($ millions)

	Retail	Institutional Investment Management	Private Client	Total
Equity
Growth
U.S.	$35,796	$55,854	$5,556	$97,206
Global & International	10,783	18,956	125	29,864
	46,579	74,810	5,681	127,070
Value
U.S.	27,082	53,145	25,477	105,704
Global & International	5,762	34,895	8,560	49,217
	32,844	88,040	34,037	154,921
Total Equity	79,423	162,850	39,718	281,991

Fixed Income
U.S.	50,100	57,036	11,717	118,853
Global & International	19,755	25,730	—	45,485
	69,855	82,766	11,717	164,338

Passive
U.S.	4,307	17,732	77	22,116
Global & International	199	6,154	1	6,354
	4,506	23,886	78	28,470
Total
U.S.	117,285	183,767	42,827	343,879
Global & International	36,499	85,735	8,686	130,920
	$153,784	$269,502	$51,513	$474,799

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY INVESTMENT VEHICLE

AT DECEMBER 31, 2003

($ millions)

	Retail	Institutional Investment Management	Private Client	Total
Separately Managed Accounts
Parent	$—	$48,890	$—	$48,890
Other (1)	7,736	217,307	35,914	260,957
	7,736	266,197	35,914	309,847

Mutual Funds
Parent (2)	35,674	1,016	—	36,690
Other	110,374	2,289	15,599	128,262
	146,048	3,305	15,599	164,952

Total	$153,784	$269,502	$51,513	$474,799

(1)   Retail separately managed accounts represent assets managed in managed account products.

(2)   Parent includes certain mutual funds sponsored by Alliance Capital’s parent and sub-advised by Alliance Capital.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY LOCATION (1)

AT DECEMBER 31, 2003

($ millions)

	Retail	Institutional Investment Management	Private Client	Total
U.S. Clients	$136,258	$193,992	$50,338	$380,588
Non-U.S.Clients	17,526	75,510	1,175	94,211
	$153,784	$269,502	$51,513	$474,799

(1)   Categorized by country domicile of client.